UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2014

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 3, 2014, our consolidated subsidiary, Western Gas Partners, LP (“WES”) completed its previously announced acquisition (the “Acquisition”) of Anadarko Petroleum Corporation’s 20% interest in Texas Express Pipeline LLC and Texas Express Gathering LLC, and 33.33% interest in Front Range Pipeline LLC, pursuant to the terms and conditions of a Contribution Agreement (the “Contribution Agreement”), dated February 27, 2014, among WGR Asset Holding Company, LLC (“WGRAH”) and APC Midstream Holdings, LLC (“AMH” and together with WGRAH, the “Contributing Parties”), and WES, Western Gas Operating, LLC (“Western Gas Operating”) and WGR Operating, LP (together with Western Gas Operating and WES, the “Recipient Parties”), and for certain limited purposes, Anadarko Petroleum Corporation (“Anadarko”). All of the parties are subsidiaries or affiliates of Anadarko. The consideration paid by WES for the Acquisition consisted of $356.3 million in cash and 308,490 common units of WES (the “Common Units”). WES funded the cash consideration through (i) $350 million in borrowings under its revolving credit facility (including refinancings thereof, the “Revolving Loans”) and (ii) $6.3 million of cash on hand.
In connection with the Acquisition, our wholly owned subsidiary and the general partner of WES, Western Gas Holdings, LLC (“WES GP”), and another wholly owned subsidiary of Anadarko entered into an indemnification agreement (the “TEFR Indemnification Agreement”) whereby such subsidiary will indemnify WES GP for any recourse liability it may have for the Revolving Loans, or other debt financing, attributable to the Acquisition. WES GP and Western Gas Resources, Inc. (“WGRI”) also amended the existing indemnity agreement between them (the “WGRI Indemnification Agreement”) to reduce the amount for which WGRI would indemnify WES GP by an amount equal to any amounts payable to WES GP under the TEFR Indemnification Agreement. WES GP and USH2 LLC, another wholly owned subsidiary of Anadarko, also amended and restated the existing indemnification agreement between them (the “USH2 Indemnification Agreement”) primarily to conform language among all the indemnification agreements with WES GP. The above summaries of the TEFR Indemnification Agreement, WGRI Indemnification Agreement and USH2 Indemnification Agreement are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 10.3 and 10.4 hereto, respectively.
Relationships
The terms of the Acquisition were unanimously approved by the Board of Directors of WES GP and by the special committee of WES GP’s Board. The special committee, a committee comprised of three independent members of WES GP’s Board of Directors, retained independent legal and financial advisors to assist it in evaluating and negotiating the Acquisition. In approving the Acquisition, the special committee based its decision in part on an opinion from the independent financial advisor that the consideration to be paid by WES was fair, from a financial point of view, to WES.

After giving effect to the issuance of the Common Units to AMH in connection with the Acquisition, Anadarko indirectly owns: (i) through us, WES GP, which holds (x) all of the outstanding general partner units of WES, representing a 2.0% general partner interest in WES, and (y) all of the incentive distribution rights in WES, which entitle WES GP to specified increasing percentages of cash distributions as WES’s per-unit cash distributions increase, and (ii) through AMH, Anadarko Marcellus Midstream, L.L.C., and us, 50,053,824 common units, representing an aggregate 41.6% limited partner interest in WES, based on the number of common units outstanding as of March 3, 2014.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 2.01 above with respect to the borrowings under the WES revolving credit facility is incorporated herein by reference.

Item 8.01 Other Events.

On March 3, 2014, and in connection with the consummation of the transactions contemplated by the Contribution Agreement, WES entered into Amendment No. 11 (the “Amendment”) to its First Amended and Restated Agreement of Limited Partnership, as amended, to be effective March 3, 2014. The Amendment permitted WES to make a special, one-time cash distribution to AMH (without a corresponding distribution to WES GP or the limited partners of WES) in an amount equal to the cash consideration.
The foregoing description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1#
Contribution Agreement, dated as of February 27, 2014, by and among WGR Asset Holding Company, LLC, APC Midstream Holdings, LLC, Western Gas Partners, LP, Western Gas Operating, LLC, WGR Operating, LP, Anadarko Petroleum Corporation (incorporated by reference to Exhibit 2.9 to the Annual Report on Form 10-K filed by Western Gas Partners, LP on February 28, 2014, File No. 001-34046).

3.1
Amendment No. 11 to First Amended and Restated Agreement of Limited Partnership of Western Gas Partners, LP, dated March 3, 2014 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

10.1
Indemnification Agreement, dated March 3, 2014, between Western Gas Holdings, LLC and APC Midstream Holdings, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

10.2
Third Amended and Restated Indemnification Agreement, dated March 1, 2013, between Western Gas Holdings, LLC and Western Gas Resources, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 5, 2013, File No. 001-34046).

10.3
First Amendment to the Third Amended and Restated Indemnification Agreement, dated March 3, 2014, between Western Gas Holdings, LLC and Western Gas Resources, Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

10.4
USH2 Indemnification Agreement, dated March 3, 2014, between Western Gas Holdings, LLC and USH2 LLC (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

	#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	March 4, 2014	By:	/s/ Philip H. Peacock
Philip H. Peacock Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1#
Contribution Agreement, dated as of February 27, 2014, by and among WGR Asset Holding Company, LLC, APC Midstream Holdings, LLC, Western Gas Partners, LP, Western Gas Operating, LLC, WGR Operating, LP, Anadarko Petroleum Corporation (incorporated by reference to Exhibit 2.9 to the Annual Report on Form 10-K filed by Western Gas Partners, LP on February 28, 2014, File No. 001-34046).

3.1
Amendment No. 11 to First Amended and Restated Agreement of Limited Partnership of Western Gas Partners, LP, dated March 3, 2014 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

10.1
Indemnification Agreement, dated March 3, 2014, between Western Gas Holdings, LLC and APC Midstream Holdings, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

10.2
Third Amended and Restated Indemnification Agreement, dated March 1, 2013, between Western Gas Holdings, LLC and Western Gas Resources, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 5, 2013, File No. 001-34046).

10.3
First Amendment to the Third Amended and Restated Indemnification Agreement, dated March 3, 2014, between Western Gas Holdings, LLC and Western Gas Resources, Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

10.4
USH2 Indemnification Agreement, dated March 3, 2014, between Western Gas Holdings, LLC and USH2 LLC (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by Western Gas Partners, LP on March 4, 2014, File No. 001-34046).

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.